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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 29, 2003


       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
          Agreement, dated as of December 1, 2003, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization
              Trust 2003-A14, Mortgage Pass-Through Certificates,
                                Series 2003-N).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)

          Delaware                       333-102888            95-4791925
-------------------------------          ----------            ----------
 (State or Other Jurisdiction           (Commission          (I.R.S. Employer
        of Incorporation)               File Number)        Identification No.)


155 North Lake Avenue
Pasadena, California                                91101
--------------------                              ---------
(Address of Principal                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Item 5. Other Events.
        ------------

        Filing of Certain Materials
        ---------------------------

        In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2003-N (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

        5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
             Exhibit 5.1)

        23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
             5.1 and 8.1)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC MBS, INC.



                                        By: /s/ Victor H. Woodworth
                                           -----------------------------
                                            Victor H. Woodworth
                                            Vice President



Dated: December 29, 2003

                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
        Exhibit 5.1)                                                        5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                               5